                                                                   Exhibit 99.12


[VEDDER PRICE LETTERHEAD]



                                October 17, 1996


Flagship Arizona Double Tax Exempt Fund        Nuveen Flagship Arizona Municipal
One Dayton Centre                              Bond Fund
One South Main Street                          333 West Wacker Drive
Dayton, Ohio 45402                             Chicago, Illinois 60606

Nuveen Arizona Tax-Free Value Fund
333 West Wacker Drive
Chicago, Illinois 60606

Gentlemen:

         You have requested our opinion regarding certain federal income tax consequences of the proposed reorganizations (each a "Reorganization") of Flagship Arizona Double Tax Exempt Fund ("Flagship Fund"), a separate portfolio of Flagship Tax Exempt Funds Trust, a Massachusetts business trust ("Flagship Trust"), and Nuveen Arizona Tax-Free Value Fund ("Nuveen Fund"), a separate portfolio of Nuveen Multistate Tax-Free Trust, a Massachusetts business trust ("Nuveen Trust"), (the Flagship Fund and the Nuveen Fund are also each referred to as an "Acquired Fund" and collectively as the "Acquired Funds"), into Nuveen Flagship Arizona Municipal Bond Fund ("Acquiring Fund"), a separate portfolio of Nuveen Flagship Multistate Trust I, a Massachusetts business trust ("New Trust"). The Reorganizations contemplate the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Funds in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption of the Acquired Funds' liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Funds and each Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization and Liquidation, dated as of October 15, 1996 (the "Plan"), entered into by the Flagship Trust and the Nuveen Trust, on behalf of the Acquired Funds, and the New Trust on behalf of the Acquiring Fund.

         In rendering this opinion, we have reviewed and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other agreements, documents, and corporate records that have been made available to us and such

VEDDER PRICE

Flagship Arizona Double Tax Exempt Fund
Nuveen Arizona Tax-Free Value Fund
Nuveen Flagship Arizona Municipal Bond Fund
October 17, 1996
Page 2


other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

         Our opinion is based, in part, on the assumption that the proposed Reorganizations described herein will occur in accordance with the agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of such Reorganizations (the "Effective Time"). As more fully discussed below, we have also assumed in issuing our opinion that the shareholders of the Acquired Funds do not have any plan or intention to dispose of a certain number of the Acquiring Fund shares received by them in the Reorganizations. We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.

         For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers of the Acquired Funds and the Acquiring Fund in a letter dated October 17, 1996, it is our opinion that:

                 1. The acquisitions by the Acquiring Fund of substantially all the assets of the Acquired Funds in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of the Acquired Funds' liabilities, if any, followed by the distribution by the Acquired Funds of the Acquiring Fund shares to the shareholders of the Acquired Funds in exchange for their Acquired Funds shares in complete liquidation of the Acquired Funds, will each constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and, with respect to its respective Reorganization, each Acquired Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                 2. The Acquired Funds' shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of an Acquired Fund (Code Section 354(a)(1));

                 3. No gain or loss will be recognized by an Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of such Acquired Fund's

VEDDER PRICE

Flagship Arizona Double Tax Exempt Fund
Nuveen Arizona Tax-Free Value Fund
Nuveen Flagship Arizona Municipal Bond Fund
October 17, 1996
Page 3


         liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund's shareholders in complete liquidation of such Acquired Fund (Code Section 361);

                 4. No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Funds' assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Funds' liabilities, if any (Code Section 1032(a));

                 5. The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by an Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by an Acquired Fund (Code Sections 362(b) and 1223(2));

                 6. The basis of the Acquiring Fund shares to be received by the Acquired Funds' shareholders upon liquidation of the Acquired Funds will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor, decreased by any cash received and increased by the amount of gain recognized on the exchange (Code Section 358(a)(1)); and

                 7. The holding period of the Acquiring Fund shares to be received by the Acquired Funds' shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code
         Section 1223(1)).


                                     FACTS

         Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

         The Acquired Funds have been registered and operated since they commenced operations as series of open-end, management investment companies under the Investment Company Act of 1940, 15 U.S.C. Section 80a, et seq. (the "1940 Act"). Each Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable

VEDDER PRICE

Flagship Arizona Double Tax Exempt Fund
Nuveen Arizona Tax-Free Value Fund
Nuveen Flagship Arizona Municipal Bond Fund
October 17, 1996
Page 4


years, and has distributed and will distribute all or substantially all its income so that it and its shareholders have been and will be taxed in accordance with Section 852 of the Code.

         The Acquiring Fund is registered, and will operate once it commences operations, as a series of an open-end, management investment company under the 1940 Act. It will qualify as a regulated investment company under Section 851 of the Code for its current taxable year, which is its first year of existence, and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

         Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Funds in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Funds and the issuance of Acquiring Fund shares to such Acquired Funds; (b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Funds in exchange for their Acquired Fund shares; and (c) the Acquired Funds will be dissolved and liquidated. The assets of the Acquired Funds to be acquired by the Acquiring Fund consist primarily of bonds whose interest is exempt from federal income taxation, cash and other securities held in the Acquired Funds' portfolios.

         As soon as practicable after the Effective Time, each Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in such Acquired Fund. Such liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of each Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on such books.

         As a result of the Reorganization, every shareholder of each Acquired Fund will own Acquiring Fund shares that would have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Funds will be issued at net asset value in exchange for the net assets of such Acquired Funds having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.

VEDDER PRICE

Flagship Arizona Double Tax Exempt Fund
Nuveen Arizona Tax-Free Value Fund
Nuveen Flagship Arizona Municipal Bond Fund
October 17, 1996
Page 5


         The investment objectives of the Acquiring Fund will be substantially similar or identical to those of the Acquired Funds and the Acquiring Fund will continue the historic business of each Acquired Fund or use a significant portion of each Acquired Fund's historic assets in its business.

         The management of each Acquired Fund has represented to us that, to the best of their knowledge, there is no plan or intention on the part of any Acquired Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund shares received in the Reorganization that would reduce the ownership by shareholders of such Acquired Fund to a number of shares of Acquiring Fund having a value, as of the Effective Time, of less than 50 percent of all the formerly outstanding shares of such Acquired Fund as of the same time. In issuing our opinion, we have assumed that there is, in fact, no such plan or intention. If such assumption were inaccurate, it would adversely affect the opinions contained herein.

         In approving the Reorganization, the Boards of Trustees of the Nuveen Trust and the Flagship Trust each identified certain benefits that are likely to result from combining the funds, including administrative and operating efficiencies, potential for asset growth, additional investment options for purchase of shares, and an expanded selection of investment products for their shareholders. Each Board also considered the possible risks and costs of combining the funds and determined that the Reorganization is likely to provide benefits to the shareholders of each fund that outweigh the costs incurred.


                                   CONCLUSION

         Based on the foregoing, it is our opinion that the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Nuveen Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1)(C) and the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Flagship Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1)(D).

         Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Funds and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Funds' shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Funds' shareholders, follow as a matter

VEDDER PRICE

Flagship Arizona Double Tax Exempt Fund
Nuveen Arizona Tax-Free Value Fund
Nuveen Flagship Arizona Municipal Bond Fund
October 17, 1996
Page 6


of law from the opinion that the acquisitions under the Plan will qualify as reorganizations under Code Section 368(a)(1)(C) or Code Section 368(a)(1)(D).

         The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.

         Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Acquired Funds and Acquiring Fund. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.

         We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of our name under the captions "Proposal No. 4 - The Reorganizations - Tax Consequences of the Reorganizations" and "Legal Opinions" in the Joint Proxy Statement - Prospectus contained in such Registration Statement. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.


                                        Very truly yours,



                                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ

[VEDDER PRICE LETTERHEAD]


                                October 17, 1996


Flagship Florida Double Tax Exempt Fund        Nuveen Flagship Florida Municipal
One Dayton Centre                                Bond Fund
One South Main Street                          333 West Wacker Drive
Dayton, Ohio 45402                             Chicago, Illinois 60606

Nuveen Florida Tax-Free Value Fund
333 West Wacker Drive
Chicago, Illinois 60606



Gentlemen:

         You have requested our opinion regarding certain federal income tax consequences of the proposed reorganizations (each a "Reorganization") of Flagship Florida Double Tax Exempt Fund ("Flagship Fund"), a separate portfolio of Flagship Tax Exempt Funds Trust, a Massachusetts business trust ("Flagship Trust"), and Nuveen Florida Tax-Free Value Fund ("Nuveen Fund"), a separate portfolio of Nuveen Multistate Tax-Free Trust, a Massachusetts business trust ("Nuveen Trust"), (the Flagship Fund and the Nuveen Fund are also each referred to as an "Acquired Fund" and collectively as the "Acquired Funds"), into Nuveen Flagship Florida Municipal Bond Fund ("Acquiring Fund"), a separate portfolio of Nuveen Flagship Multistate Trust I, a Massachusetts business trust ("New Trust"). The Reorganizations contemplate the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Funds in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption of the Acquired Funds' liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Funds and each Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization and Liquidation, dated as of October 15, 1996 (the "Plan"), entered into by the Flagship Trust and the Nuveen Trust, on behalf of the Acquired Funds, and the New Trust on behalf of the Acquiring Fund.

         In rendering this opinion, we have reviewed and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other agreements, documents, and corporate records that have been made available to us and such

VEDDER PRICE

Flagship Florida Double Tax Exempt Fund
Nuveen Florida Tax-Free Value Fund
Nuveen Flagship Florida Municipal Bond Fund
October 17, 1996
Page 2


other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

         Our opinion is based, in part, on the assumption that the proposed Reorganizations described herein will occur in accordance with the agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of such Reorganizations (the "Effective Time"). As more fully discussed below, we have also assumed in issuing our opinion that the shareholders of the Acquired Funds do not have any plan or intention to dispose of a certain number of the Acquiring Fund shares received by them in the Reorganizations. We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.

         For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers of the Acquired Funds and the Acquiring Fund in a letter dated October 17, 1996, it is our opinion that:

                 1. The acquisitions by the Acquiring Fund of substantially all the assets of the Acquired Funds in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of the Acquired Funds' liabilities, if any, followed by the distribution by the Acquired Funds of the Acquiring Fund shares to the shareholders of the Acquired Funds in exchange for their Acquired Funds shares in complete liquidation of the Acquired Funds, will each constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and, with respect to its respective Reorganization, each Acquired Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                 2. The Acquired Funds' shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of an Acquired Fund (Code Section 354(a)(1));

                 3. No gain or loss will be recognized by an Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of such Acquired Fund's

VEDDER PRICE

Flagship Florida Double Tax Exempt Fund
Nuveen Florida Tax-Free Value Fund
Nuveen Flagship Florida Municipal Bond Fund
October 17, 1996
Page 3


         liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund's shareholders in complete liquidation of such Acquired Fund (Code Section 361);

                 4. No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Funds' assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Funds' liabilities, if any (Code Section 1032(a));

                 5. The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by an Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by an Acquired Fund (Code Sections 362(b) and 1223(2));

                 6. The basis of the Acquiring Fund shares to be received by the Acquired Funds' shareholders upon liquidation of the Acquired Funds will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor, decreased by any cash received and increased by the amount of gain recognized on the exchange (Code Section 358(a)(1)); and

                 7. The holding period of the Acquiring Fund shares to be received by the Acquired Funds' shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code
         Section 1223(1)).


                                     FACTS

         Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

         The Acquired Funds have been registered and operated since they commenced operations as series of open-end, management investment companies under the Investment Company Act of 1940, 15 U.S.C. Section 80a, et seq. (the "1940 Act"). Each Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable

VEDDER PRICE

Flagship Florida Double Tax Exempt Fund
Nuveen Florida Tax-Free Value Fund
Nuveen Flagship Florida Municipal Bond Fund
October 17, 1996
Page 4


years, and has distributed and will distribute all or substantially all its income so that it and its shareholders have been and will be taxed in accordance with Section 852 of the Code.

         The Acquiring Fund is registered, and will operate once it commences operations, as a series of an open-end, management investment company under the 1940 Act. It will qualify as a regulated investment company under Section 851 of the Code for its current taxable year, which is its first year of existence, and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

         Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Funds in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Funds and the issuance of Acquiring Fund shares to such Acquired Funds; (b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Funds in exchange for their Acquired Fund shares; and (c) the Acquired Funds will be dissolved and liquidated. The assets of the Acquired Funds to be acquired by the Acquiring Fund consist primarily of bonds whose interest is exempt from federal income taxation, cash and other securities held in the Acquired Funds' portfolios.

         As soon as practicable after the Effective Time, each Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in such Acquired Fund. Such liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of each Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on such books.

         As a result of the Reorganization, every shareholder of each Acquired Fund will own Acquiring Fund shares that would have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Funds will be issued at net asset value in exchange for the net assets of such Acquired Funds having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.

VEDDER PRICE

Flagship Florida Double Tax Exempt Fund
Nuveen Florida Tax-Free Value Fund
Nuveen Flagship Florida Municipal Bond Fund
October 17, 1996
Page 5


         The investment objectives of the Acquiring Fund will be substantially similar or identical to those of the Acquired Funds and the Acquiring Fund will continue the historic business of each Acquired Fund or use a significant portion of each Acquired Fund's historic assets in its business.

         The management of each Acquired Fund has represented to us that, to the best of their knowledge, there is no plan or intention on the part of any Acquired Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund shares received in the Reorganization that would reduce the ownership by shareholders of such Acquired Fund to a number of shares of Acquiring Fund having a value, as of the Effective Time, of less than 50 percent of all the formerly outstanding shares of such Acquired Fund as of the same time. In issuing our opinion, we have assumed that there is, in fact, no such plan or intention. If such assumption were inaccurate, it would adversely affect the opinions contained herein.

         In approving the Reorganization, the Boards of Trustees of the Nuveen Trust and the Flagship Trust each identified certain benefits that are likely to result from combining the funds, including administrative and operating efficiencies, potential for asset growth, additional investment options for purchase of shares, and an expanded selection of investment products for their shareholders. Each Board also considered the possible risks and costs of combining the funds and determined that the Reorganization is likely to provide benefits to the shareholders of each fund that outweigh the costs incurred.


                                   CONCLUSION

         Based on the foregoing, it is our opinion that the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Nuveen Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1)(C) and the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Flagship Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1)(D).

         Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Funds and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Funds' shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Funds' shareholders, follow as a matter

VEDDER PRICE

Flagship Florida Double Tax Exempt Fund
Nuveen Florida Tax-Free Value Fund
Nuveen Flagship Florida Municipal Bond Fund
October 17, 1996
Page 6


of law from the opinion that the acquisitions under the Plan will qualify as reorganizations under Code Section 368(a)(1)(C) or Code Section 368(a)(1)(D).

         The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.

         Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Acquired Funds and Acquiring Fund. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.

         We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of our name under the captions "Proposal No. 4 - The Reorganizations - Tax Consequences of the Reorganizations" and "Legal Opinions" in the Joint Proxy Statement - Prospectus contained in such Registration Statement. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.


                                        Very truly yours,



                                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ

                           [VEDDER PRICE LETTERHEAD]

                                October 17, 1996


Flagship Pennsylvania Triple Tax          Nuveen Flagship Pennsylvania Municipal
Exempt Fund                                 Bond Fund
One Dayton Centre                         333 West Wacker Drive
One South Main Street                     Chicago, Illinois 60606
Dayton, Ohio 45402

Nuveen Pennsylvania Tax-Free Value Fund
333 West Wacker Drive
Chicago, Illinois 60606



Gentlemen:

         You have requested our opinion regarding certain federal income tax consequences of the proposed reorganizations (each a "Reorganization") of Flagship Pennsylvania Triple Tax Exempt Fund ("Flagship Fund"), a separate portfolio of Flagship Tax Exempt Funds Trust, a Massachusetts business trust ("Flagship Trust"), and Nuveen Pennsylvania Tax-Free Value Fund ("Nuveen Fund"), a separate portfolio of Nuveen Multistate Tax-Free Trust, a Massachusetts business trust ("Nuveen Trust"), (the Flagship Fund and the Nuveen Fund are also each referred to as an "Acquired Fund" and collectively as the "Acquired Funds"), into Nuveen Flagship Pennsylvania Municipal Bond Fund ("Acquiring Fund"), a separate portfolio of Nuveen Flagship Multistate Trust I, a Massachusetts business trust ("New Trust"). The Reorganizations contemplate the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Funds in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption of the Acquired Funds' liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Funds and each Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization and Liquidation, dated as of October 15, 1996 (the "Plan"), entered into by the Flagship Trust and the Nuveen Trust, on behalf of the Acquired Funds, and the New Trust on behalf of the Acquiring Fund.

         In rendering this opinion, we have reviewed and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other

VEDDER PRICE

Flagship Pennsylvania Triple Tax Exempt Fund
Nuveen Pennsylvania Tax-Free Value Fund
Nuveen Flagship Pennsylvania Municipal Bond Fund
October 17, 1996
Page 2


agreements, documents, and corporate records that have been made available to us and such other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

         Our opinion is based, in part, on the assumption that the proposed Reorganizations described herein will occur in accordance with the agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of such Reorganizations (the "Effective Time"). As more fully discussed below, we have also assumed in issuing our opinion that the shareholders of the Acquired Funds do not have any plan or intention to dispose of a certain number of the Acquiring Fund shares received by them in the Reorganizations. We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.

         For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers of the Acquired Funds and the Acquiring Fund in a letter dated October 17, 1996, it is our opinion that:

                 1. The acquisitions by the Acquiring Fund of substantially all the assets of the Acquired Funds in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of the Acquired Funds' liabilities, if any, followed by the distribution by the Acquired Funds of the Acquiring Fund shares to the shareholders of the Acquired Funds in exchange for their Acquired Funds shares in complete liquidation of the Acquired Funds, will each constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and, with respect to its respective Reorganization, each Acquired Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                 2. The Acquired Funds' shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of an Acquired Fund (Code Section 354(a)(1));

                 3. No gain or loss will be recognized by an Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring

VEDDER PRICE

Flagship Pennsylvania Triple Tax Exempt Fund
Nuveen Pennsylvania Tax-Free Value Fund
Nuveen Flagship Pennsylvania Municipal Bond Fund
October 17, 1996
Page 3


         Fund shares and the assumption by the Acquiring Fund of such Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund's shareholders in complete liquidation of such Acquired Fund (Code
         Section 361);

                 4. No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Funds' assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Funds' liabilities, if any (Code Section 1032(a));

                 5. The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by an Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by an Acquired Fund (Code Sections 362(b) and 1223(2));

                 6. The basis of the Acquiring Fund shares to be received by the Acquired Funds' shareholders upon liquidation of the Acquired Funds will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor, decreased by any cash received and increased by the amount of gain recognized on the exchange (Code Section 358(a)(1)); and

                 7. The holding period of the Acquiring Fund shares to be received by the Acquired Funds' shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code
         Section 1223(1)).


                                     FACTS

         Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

         The Acquired Funds have been registered and operated since they commenced operations as series of open-end, management investment companies under the Investment Company Act of 1940, 15 U.S.C. Section 80a, et seq. (the "1940 Act"). Each Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable

VEDDER PRICE

Flagship Pennsylvania Triple Tax Exempt Fund
Nuveen Pennsylvania Tax-Free Value Fund
Nuveen Flagship Pennsylvania Municipal Bond Fund
October 17, 1996
Page 4


years, and has distributed and will distribute all or substantially all its income so that it and its shareholders have been and will be taxed in accordance with Section 852 of the Code.

         The Acquiring Fund is registered, and will operate once it commences operations, as a series of an open-end, management investment company under the 1940 Act. It will qualify as a regulated investment company under Section 851 of the Code for its current taxable year, which is its first year of existence, and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

         Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Funds in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Funds and the issuance of Acquiring Fund shares to such Acquired Funds; (b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Funds in exchange for their Acquired Fund shares; and (c) the Acquired Funds will be dissolved and liquidated. The assets of the Acquired Funds to be acquired by the Acquiring Fund consist primarily of bonds whose interest is exempt from federal income taxation, cash and other securities held in the Acquired Funds' portfolios.

         As soon as practicable after the Effective Time, each Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in such Acquired Fund. Such liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of each Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on such books.

         As a result of the Reorganization, every shareholder of each Acquired Fund will own Acquiring Fund shares that would have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Funds will be issued at net asset value in exchange for the net assets of such Acquired Funds having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.

VEDDER PRICE

Flagship Pennsylvania Triple Tax Exempt Fund
Nuveen Pennsylvania Tax-Free Value Fund
Nuveen Flagship Pennsylvania Municipal Bond Fund
October 17, 1996
Page 5


         The investment objectives of the Acquiring Fund will be substantially similar or identical to those of the Acquired Funds and the Acquiring Fund will continue the historic business of each Acquired Fund or use a significant portion of each Acquired Fund's historic assets in its business.

         The management of each Acquired Fund has represented to us that, to the best of their knowledge, there is no plan or intention on the part of any Acquired Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund shares received in the Reorganization that would reduce the ownership by shareholders of such Acquired Fund to a number of shares of Acquiring Fund having a value, as of the Effective Time, of less than 50 percent of all the formerly outstanding shares of such Acquired Fund as of the same time. In issuing our opinion, we have assumed that there is, in fact, no such plan or intention. If such assumption were inaccurate, it would adversely affect the opinions contained herein.

         In approving the Reorganization, the Boards of Trustees of the Nuveen Trust and the Flagship Trust each identified certain benefits that are likely to result from combining the funds, including administrative and operating efficiencies, potential for asset growth, additional investment options for purchase of shares, and an expanded selection of investment products for their shareholders. Each Board also considered the possible risks and costs of combining the funds and determined that the Reorganization is likely to provide benefits to the shareholders of each fund that outweigh the costs incurred.


                                   CONCLUSION

         Based on the foregoing, it is our opinion that the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Flagship Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1)(C) and the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Nuveen Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1)(D).

         Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Funds and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Funds' shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Funds' shareholders, follow as a matter

VEDDER PRICE

Flagship Pennsylvania Triple Tax Exempt Fund
Nuveen Pennsylvania Tax-Free Value Fund
Nuveen Flagship Pennsylvania Municipal Bond Fund
October 17, 1996
Page 6


of law from the opinion that the acquisitions under the Plan will qualify as reorganizations under Code Section 368(a)(1)(C) or Code Section 368(a)(1)(D).

         The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.

         Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Acquired Funds and Acquiring Fund. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.

         We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of our name under the captions "Proposal No. 4 - The Reorganizations - Tax Consequences of the Reorganizations" and "Legal Opinions" in the Joint Proxy Statement - Prospectus contained in such Registration Statement. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.


                                        Very truly yours,



                                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ

                           [VEDDER PRICE LETTERHEAD]

                                October 17, 1996


Flagship Virginia Double Tax Exempt Fund      Nuveen Flagship Virginia Municipal
One Dayton Centre                               Bond Fund
One South Main Street                         333 West Wacker Drive
Dayton, Ohio 45402                            Chicago, Illinois 60606

Nuveen Virginia Tax-Free Value Fund
333 West Wacker Drive
Chicago, Illinois 60606



Gentlemen:

         You have requested our opinion regarding certain federal income tax consequences of the proposed reorganizations (each a "Reorganization") of Flagship Virginia Double Tax Exempt Fund ("Flagship Fund"), a separate portfolio of Flagship Tax Exempt Funds Trust, a Massachusetts business trust ("Flagship Trust"), and Nuveen Virginia Tax-Free Value Fund ("Nuveen Fund"), a separate portfolio of Nuveen Multistate Tax-Free Trust, a Massachusetts business trust ("Nuveen Trust"), (the Flagship Fund and the Nuveen Fund are also each referred to as an "Acquired Fund" and collectively as the "Acquired Funds"), into Nuveen Flagship Virginia Municipal Bond Fund ("Acquiring Fund"), a separate portfolio of Nuveen Flagship Multistate Trust I, a Massachusetts business trust ("New Trust"). The Reorganizations contemplate the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Funds in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption of the Acquired Funds' liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Funds and each Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization and Liquidation, dated as of October 15, 1996 (the "Plan"), entered into by the Flagship Trust and the Nuveen Trust, on behalf of the Acquired Funds, and the New Trust on behalf of the Acquiring Fund.

         In rendering this opinion, we have reviewed and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other agreements, documents, and corporate records that have been made available to us and such

VEDDER PRICE

Flagship Virginia Double Tax Exempt Fund
Nuveen Virginia Tax-Free Value Fund
Nuveen Flagship Virginia Municipal Bond Fund
October 17, 1996
Page 2


other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

         Our opinion is based, in part, on the assumption that the proposed Reorganizations described herein will occur in accordance with the agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of such Reorganizations (the "Effective Time"). As more fully discussed below, we have also assumed in issuing our opinion that the shareholders of the Acquired Funds do not have any plan or intention to dispose of a certain number of the Acquiring Fund shares received by them in the Reorganizations. We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.

         For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers of the Acquired Funds and the Acquiring Fund in a letter dated October 17, 1996, it is our opinion that:

                 1. The acquisitions by the Acquiring Fund of substantially all the assets of the Acquired Funds in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of the Acquired Funds' liabilities, if any, followed by the distribution by the Acquired Funds of the Acquiring Fund shares to the shareholders of the Acquired Funds in exchange for their Acquired Funds shares in complete liquidation of the Acquired Funds, will each constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and, with respect to its respective Reorganization, each Acquired Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                 2. The Acquired Funds' shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of an Acquired Fund (Code Section 354(a)(1));

                 3. No gain or loss will be recognized by an Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of such Acquired Fund's

VEDDER PRICE

Flagship Virginia Double Tax Exempt Fund
Nuveen Virginia Tax-Free Value Fund
Nuveen Flagship Virginia Municipal Bond Fund
October 17, 1996
Page 3


         liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund's shareholders in complete liquidation of such Acquired Fund (Code Section 361);

                 4. No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Funds' assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Funds' liabilities, if any (Code Section 1032(a));

                 5. The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by an Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by an Acquired Fund (Code Sections 362(b) and 1223(2));

                 6. The basis of the Acquiring Fund shares to be received by the Acquired Funds' shareholders upon liquidation of the Acquired Funds will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor, decreased by any cash received and increased by the amount of gain recognized on the exchange (Code Section 358(a)(1)); and

                 7. The holding period of the Acquiring Fund shares to be received by the Acquired Funds' shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code
         Section 1223(1)).


                                     FACTS

         Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

         The Acquired Funds have been registered and operated since they commenced operations as series of open-end, management investment companies under the Investment Company Act of 1940, 15 U.S.C. Section 80a, et seq. (the "1940 Act"). Each Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable

VEDDER PRICE

Flagship Virginia Double Tax Exempt Fund
Nuveen Virginia Tax-Free Value Fund
Nuveen Flagship Virginia Municipal Bond Fund
October 17, 1996
Page 4


years, and has distributed and will distribute all or substantially all its income so that it and its shareholders have been and will be taxed in accordance with Section 852 of the Code.

         The Acquiring Fund is registered, and will operate once it commences operations, as a series of an open-end, management investment company under the 1940 Act. It will qualify as a regulated investment company under Section 851 of the Code for its current taxable year, which is its first year of existence, and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

         Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Funds in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Funds and the issuance of Acquiring Fund shares to such Acquired Funds; (b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Funds in exchange for their Acquired Fund shares; and (c) the Acquired Funds will be dissolved and liquidated. The assets of the Acquired Funds to be acquired by the Acquiring Fund consist primarily of bonds whose interest is exempt from federal income taxation, cash and other securities held in the Acquired Funds' portfolios.

         As soon as practicable after the Effective Time, each Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in such Acquired Fund. Such liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of each Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on such books.

         As a result of the Reorganization, every shareholder of each Acquired Fund will own Acquiring Fund shares that would have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Funds will be issued at net asset value in exchange for the net assets of such Acquired Funds having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.

VEDDER PRICE

Flagship Virginia Double Tax Exempt Fund
Nuveen Virginia Tax-Free Value Fund
Nuveen Flagship Virginia Municipal Bond Fund
October 17, 1996
Page 5


         The investment objectives of the Acquiring Fund will be substantially similar or identical to those of the Acquired Funds and the Acquiring Fund will continue the historic business of each Acquired Fund or use a significant portion of each Acquired Fund's historic assets in its business.

         The management of each Acquired Fund has represented to us that, to the best of their knowledge, there is no plan or intention on the part of any Acquired Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund shares received in the Reorganization that would reduce the ownership by shareholders of such Acquired Fund to a number of shares of Acquiring Fund having a value, as of the Effective Time, of less than 50 percent of all the formerly outstanding shares of such Acquired Fund as of the same time. In issuing our opinion, we have assumed that there is, in fact, no such plan or intention. If such assumption were inaccurate, it would adversely affect the opinions contained herein.

         In approving the Reorganization, the Boards of Trustees of the Nuveen Trust and the Flagship Trust each identified certain benefits that are likely to result from combining the funds, including administrative and operating efficiencies, potential for asset growth, additional investment options for purchase of shares, and an expanded selection of investment products for their shareholders. Each Board also considered the possible risks and costs of combining the funds and determined that the Reorganization is likely to provide benefits to the shareholders of each fund that outweigh the costs incurred.


                                   CONCLUSION

         Based on the foregoing, it is our opinion that the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Nuveen Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1)(C) and the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Flagship Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1)(D).

         Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Funds and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Funds' shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Funds' shareholders, follow as a matter

VEDDER PRICE

Flagship Virginia Double Tax Exempt Fund
Nuveen Virginia Tax-Free Value Fund
Nuveen Flagship Virginia Municipal Bond Fund
October 17, 1996
Page 6


of law from the opinion that the acquisitions under the Plan will qualify as reorganizations under Code Section 368(a)(1)(C) or Code Section 368(a)(1)(D).

         The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.

         Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Acquired Funds and Acquiring Fund. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.

         We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of our name under the captions "Proposal No. 4 - The Reorganizations - Tax Consequences of the Reorganizations" and "Legal Opinions" in the Joint Proxy Statement - Prospectus contained in such Registration Statement. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.


                                        Very truly yours,



                                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ